UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 19, 2017

WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.        Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on December 19, 2017, beginning at approximately 2:30 p.m., Eastern Standard Time, to discuss the Registrant’s unaudited financial results for the second quarter of fiscal 2018 (the fiscal quarter ended November 30, 2017). Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their markets for the coming months. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to quarterly earnings per share adjusted for restructuring. This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Earnings per share adjusted for restructuring is calculated by adding impairment of goodwill and long-lived assets and adding (subtracting) restructuring and other expense (income), net (in each case, after-tax) to net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period. The difference between the GAAP-based financial measure of diluted earnings per share attributable to controlling interest and the non-GAAP financial measure of diluted earnings per share adjusted for restructuring for the fiscal quarters ended November 30, 2017 and 2016, as mentioned in the conference call, is outlined below.

	Three Months Ended November 30, 2017
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$52,059	$59,787	$18,165	$39,403	$0.62
Impairment of goodwill and long-lived assets	8,289	8,289	(3,025)	5,264	0.08
Restructuring and other expense (income), net	(9,694)	(9,694)	3,486	(6,208)	(0.09)
Non-GAAP	$50,654	$58,382	$18,626	$38,459	$0.61

	Three Months Ended November 30, 2016
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$43,044	$63,382	$13,515	$46,565	$0.72
Restructuring and other expense	3,272	3,272	(1,085)	2,187	0.03
Non-GAAP	$46,316	$66,654	$12,430	$48,752	$0.75

In the conference call, management referred to operating income/operating loss excluding restructuring for the Company’s Pressure Cylinders, Steel Processing and Engineered Cabs operating segments. Each represents a non-GAAP financial measure and is used by management as a measure of operating performance. Operating income/operating loss excluding restructuring is calculated by adding impairment of goodwill and long-lived assets and adding (subtracting) restructuring and other expense (income), net to operating income/operating loss. The difference between the GAAP-based measure of operating income/operating loss and the non-GAAP financial measure of operating income/operating loss excluding restructuring for the fiscal quarters ended November 30, 2017 and 2016, as mentioned in the conference call, is outlined below for the Company’s Pressure Cylinders, Steel Processing and Engineered Cabs operating segments.

	Three Months Ended November 30, 2017
(in thousands)	Steel Processing	Pressure Cylinders	Engineered Cabs	Other	Consolidated
GAAP	$41,130	$24,675	$(1,587)	$(12,159)	$52,059
Impairment of goodwill and long-lived assets	-	964	-	7,325	8,289
Restructuring and other expense (income), net	(10,335)	488	(82)	235	(9,694)
Non-GAAP	$30,795	$26,127	$(1,669)	$(4,599)	$50,654

	Three Months Ended November 30, 2016
(in thousands)	Steel Processing	Pressure Cylinders	Engineered Cabs	Other	Consolidated
GAAP	$35,448	$11,304	$(3,381)	$(327)	$43,044
Restructuring and other expense	318	1,963	1,004	(13)	3,272
Non-GAAP	$35,766	$13,267	$(2,377)	$(340)	$46,316

In the conference call, management referred to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and trailing twelve months adjusted EBITDA. These represent non-GAAP financial measures and are used by management as a measure of operating performance. EBITDA is calculated by adding interest expense, income tax expense and depreciation and amortization to net earnings attributable to controlling interest and adjusted EBITDA is calculated by adding impairment of goodwill and long-lived assets and adding (subtracting) restructuring and other expense (income), net to EBITDA. The difference between the GAAP-based measure of net earnings attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the trailing twelve months ended November 30, 2017, as mentioned in the conference call, is outlined below.

	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2018	2018	2017	2017

Net earnings attributable to controlling interest	$39,403	$45,534	$56,494	$35,889
Impairment of goodwill and long-lived assets (pre-tax)	8,289	-	-	-
Restructuring and other expense (income), net (pre-tax)	(9,694)	2,304	417	1,394
Interest expense	10,038	8,807	6,594	7,674
Income tax expense	18,165	12,998	30,635	11,141
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$66,201	$69,643	$94,140	$56,098
Depreciation and amortization	26,283	25,365	21,640	21,677
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$92,484	$95,008	$115,780	$77,775

Trailing Twelve Months Adjusted EBITDA [1]	$381,047

1 Excludes the impact of the noncontrolling interest.

Item 8.01.       Other Events.

On December 19, 2017, the Registrant issued a news release reporting that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.21 per share. The dividend will be payable on March 29, 2018 to shareholders of records on March 15, 2018. The December 19, 2017 news release is included with this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01.       Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Second Quarter of Fiscal 2018 (Fiscal Quarter ended November 30, 2017), held on December 19, 2017

99.2	News Release issued by Worthington Industries, Inc. on December 19, 2017 reporting declaration of quarterly cash dividend

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: December 21, 2017	By:	/s/ Dale T. Brinkman
Dale T. Brinkman, Vice President –Administration, General Counsel and Secretary